INVESTOR PRESENTATION 1st Quarter 2023 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW $8.3 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans and tax equity investments  Community solar, commercial and industrial, small utility scale, university and municipal projects Specialty Finance  National and international footprint  Construction machinery  Corporate and personal aircraft  Auto rental and leasing  Truck rental and leasing 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.28 billion Community Bank Loans & Leases $2.87 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 47% SPECIALTY FINANCE 53% Business 74% Personal 26%

COMMUNITY BANKING 79 Banking Centers 97 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $4.9 billion of assets under management 10 1st Source Insurance offices 7page In person OnlineOver the phone Mobile

RENEWABLE ENERGY FINANCING



Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial & industrial, small utility scale, university, and municipal solar projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest.

Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation.

Environmental Impact

The estimated aggregate power capacity of financed projects avoids 291,636 metric tons of carbon greenhouse emissions annually.*

- Over $375 million in loans and leases outstanding as of March 31, 2023
- Over $114 million invested to date in tax equity partnership investments as of March 31, 2023

Equivalent Emissions Avoided Annually*



32,816,046
gallons of gasoline consumed
-or-
28,647,957
gallons of diesel consumed
-or-
326,677,295
Pounds of coal burned
-or-
3,861
tanker trucks' worth of gasoline
36,756
homes' energy use for one year
-or-
56,745
homes' electricity use for one year
-or-
1,608
railcars' worth of coal burned
-or-
674,535
barrels of oil consumed

* Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of April 13, 2023

1st Source Corporation

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SPECIALTY FINANCE GROUP Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. 9page

Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation 60% 61% 63% 15% 15% 13% 25% 24% 24% 0% 25% 50% 75% 100% Q1 21 Q1 22 Q1 23 Digital Adoption¹ Mobile & Online Online Only Non-Digital 25% 25% 31% 23% 23% 23% 29% 28% 25% 23% 24% 21% 0% 25% 50% 75% 100% Q1 21 Q1 22 Q1 23 Service Usage³ 4+ 3 2 1 Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers 54.4 60.5 63.9 68.2 45.0 50.0 55.0 60.0 65.0 70.0 Q1 20 Q1 21 Q1 22 Q1 23 Mobile Users (000s)² Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 24.5 47.4 71.4 105.3 0 25 50 75 100 125 Q1 20 Q1 21 Q1 22 Q1 23 Zelle Transactions (000s) 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps page 10 8K RATINGS 8.2K RATINGS 4.8  8.2K RATINGS

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 34 years each of banking experience and 25 years with 1st Source Business Banking Officers 38 business banking officers with an average 18 years each of lending experience and with 1st Source from 1 to 34 years Specialty Finance Group Officers 26 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 32 years 11page

PERFORMANCE CLIENT Indiana SBA Community Lender Award 2013-2022 #1 Deposit share in our 16 contiguous county market #1 SBA Lender in our Indiana footprint #1 SBA Lender Headquartered in State of Indiana #1 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2021 CRA data by FFIEC. #2 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2021 CRA data by FFIEC. #22 On Monitor Magazine’s 2022 Top 50 Bank Finance/Leasing Companies in the U.S. #37 On Monitor Magazine’s 2022 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. 12page

PERFORMANCE PEOPLE Forbes’ 150 Best Employers for Veterans 2021 Forbes’ 500 Best Midsize Employers 2021-2023 Forbes’ 500 Best Employers for Diversity 2022 Indianapolis Business Journal’s 250 Most Influential Business Leaders Christopher J. Murphy III Chairman, President, and CEO, 1st Source Corporation Tracy D. Graham Board Member Isaac P. Torres Board Member 13page

FINANCIAL REVIEW

15page 5000 5463 5438 5567 6036 5.16% 4.44% 4.32% 4.74% 5.83% 3.75% 4.25% 4.75% 5.25% 5.75% 6.25% 6.75% 2500 4000 5500 7000 2019 2020 2021 2022 2023 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: Paycheck Protection Program loans have not been excluded from the totals above.

16page Commercial Real Estate 16% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 5% Auto and Light Truck 14%Construction Equipment 16% Aircraft 18% Solar 6% Commercial and Agriculture 13% DIVERSIFIED LOAN PORTFOLIO 2023 Average Loans by Type

17page 2.19% 2.56% 2.38% 2.32% 2.33% 2019 2020 2021 2022 2023 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.37% 1.16% 0.77% 0.45% 0.30% 2019 2020 2021 2022 2023 YTD Low Nonperforming Assets 0.10% 0.17% 0.16% 0.03% -0.01% 2019 2020 2021 2022 2023 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

18page 4502 5128 5987 6426 6180 775 609 356 285 689 0.96% 0.53% 0.19% 0.38% 1.26% 0.00% 0.50% 1.00% 1.50% 2.00% 0 2,000 4,000 6,000 8,000 2019 2020 2021 2022 2023 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 5737 6343 6711 6869 5277

19page Time 21% Noninterest- bearing demand 27% Interest- bearing demand 35% Savings 17% Public Fund 17% Brokered 7% Business 27% Consumer (1) 49% (1) Includes business customer certificates of deposit which were immaterial Approximately 225,500 deposit accounts with an average balance of $30,150. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

20page $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 June 16 June 17 June 18 June 19 June 20 June 21 June 22 1st Source Chase Lake City Bank Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2022 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2022 ______13.36% ___________10.93% ___9.47% _____4.67% ________4.57%

21page 92.0 81.4 118.5 120.5 27.4 31.1 3.57 3.17 4.70 4.84 1.10 1.25 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $0 $15 $30 $45 $60 $75 $90 $105 $120 $135 2019 2020 2021 2022 2022 YTD 2023 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

22page 136.0 142.3 150.6 170.0 37.4 43.5 $0 $50 $100 $150 $200 2019 2020 2021 2022 2022 YTD 2023 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

23page 1.21% 1.34% 1.41% 1.14% 1.53% 1.49% 1.52% 9.69% 11.09% 11.50% 9.41% 13.07% 13.81% 14.18% 11.00% 12.50% 12.85% 10.42% 14.40% 15.28% 15.65% 4.00% 8.00% 12.00% 16.00% 0.60% 1.20% 1.80% 2.40% 3.00% 2017 2018 2019 2020 2021 2022 2023 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of December 31, 2022. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 16.08% 16.72% ROAE 13.02% 12.44% ROAA 1.20% 1.30%

24page 224.6 226.4 237.1 264.1 59.7 69.8 3.68% 3.39% 3.23% 3.45% 3.18% 3.60% 2.00% 3.00% 4.00% 5.00% $0 $60 $120 $180 $240 $300 2019 2020 2021 2022 2022 YTD 2023 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

25page Trust, Wealth Advisory, and Retirement Plan Services 27% Other 23% Debit Card 21% Service Charges on Deposit Accounts 14% Insurance Commissions 9% Mortgage Banking 4% Equipment Rental 2% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $4.9B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2023 = $21.3MM* 23% of Total Revenue*

26page 163.9 167.2 172.5 174.7 42.3 47.4 54.7% 54.2% 53.5% 51.1% 53.3% 52.9% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $50.0 $100.0 $150.0 $200.0 2019 2020 2021 2022 2022 YTD 2023 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

27page STRONG LIQUIDITY POSITION End of Period (Dollars in thousands) Total Available Utilized Net Available Internal Sources Free securities $ 1,713,480 $ 284,671 $ 1,428,809 External Sources FHLB advances¹ 631,811 245,896 385,915 FRB borrowings² 401,312 — 401,312 Fed funds purchased³ 245,000 — 245,000 Brokered deposits⁴ 833,491 468,956 364,535 Listing services deposits⁴ 416,745 24,197 392,548 Total liquidity $ 4,241,839 $ 1,023,720 $ 3,218,119 % of Total deposits net brokered and listing services certificates of deposits. 51.01% 1 Availability contingent on the FHLB activity-based stock ownership requirement 2 Includes access to discount window and Bank Term Funding Program 3 Availability contingent on correspondent bank approvals at time of borrowing 4 Availability contingent on internal borrowing guidelines

14.90% 15.99% 16.76% 16.10% 16.41% 2019 2020 2021 2022 2023 YTD 28page 12.19% 12.15% 11.89% 12.63% 12.72% 2019 2020 2021 2022 2023 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 13.64% 14.73% 15.50% 14.84% 15.15% 2019 2020 2021 2022 2023 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 11.38% 11.10% 10.39% 9.45% 10.01% 2019 2020 2021 2022 2023 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: 2023 shares repurchased were 16,359 shares

29page 16.41% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $22.75 $24.47 $26.30 $29.18 $31.62 $33.64 $31.63 $33.42 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2016 2017 2018 2019 2020 2021 2022 2023 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.618 0.645 0.671 0.720 0.760 0.960 1.100 1.130 1.210 1.260 0.640 $0.000 $0.200 $0.400 $0.600 $0.800 $1.000 $1.200 $1.400 $1.600 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD COMMON DIVIDENDS PER SHARE 35 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – April 24, 2023

PERFORMANCE FINANCIAL 2019-2023 KBW Bank Honor Roll Fifth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share #26 Of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine 5-Star Superior Rating – BauerFinancial 35 Years of consecutive dividend growth 34page

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 35 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 Murphy-c@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2019 2020 2021 2022 2023 YTD Cash and cash equivalents 83$ 243$ 525$ 123$ 94$ Investment securities and other investments* 1,069 1,225 1,890 1,800 1,739 Loans and leases, net of unearned discount 5,106 5,502 5,360 6,015 6,119 Allowance for loan and lease losses (111) (141) (127) (139) (143) Equipment owned under operating leases, net 112 65 48 32 30 Other assets 364 422 400 508 491 Total assets 6,623$ 7,316$ 8,096$ 8,339$ 8,330$ Noninterest-bearing deposits 1,217$ 1,637$ 2,053$ 1,998$ 1,815$ Interest-bearing deposits 4,140 4,309 4,626 4,930 4,986 Total deposits 5,357 5,946 6,679 6,928 6,801 Total borrowings 276 291 330 321 409 Other liabilities 141 148 118 166 152 Total shareholders' equity 829 887 916 864 909 Noncontrolling interests 20 44 53 60 59 Total equity 849 931 969 924 968 Total liabilities and equity 6,623$ 7,316$ 8,096$ 8,339$ 8,330$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2019 2020 2021 2022 2022 YTD 2023 YTD Net interest income 224$ 226$ 237$ 263$ 59$ 70$ Provision (recovery of provision) for credit losses 16 36 (4) 13 2 3 Noninterest income* 76 83 86 81 20 21 Noninterest expense* 164 167 172 174 42 48 Income before income taxes 120 106 155 157 35 40 Income tax expense 28 25 36 36 8 9 Net income 92 81 119 121 27 31 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 92$ 81$ 119$ 121$ 27$ 31$ Diluted net income per common share 3.57$ 3.17$ 4.70$ 4.84$ 1.10$ 1.25$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 16% Finance & Insurance and Real Estate 18% Services 18% Retail Trade 7% Construction 13% Manufacturing 10% Ag, Forestry, Fishing & Hunting 10% Wholesale Trade 5% Other* 3% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

41page Less than 3 years 41% Over 3 years through 5 years 21% Over 5 years through 15 years 23% Over 15 years 15% SCHEDULED MATURITIES AND CASH FLOWS OF SECURITIES AVAILABLE-FOR-SALE *The Company does not hold any Held to Maturity Investment Securities

65% 32% 3% 42page ASSET LIABILITY MANAGEMENT Asset-sensitive posture Positioned for higher interest rates • Variable rate loans reprice quickly — 91% of Variable reprice within 3 months • Fixed rate loans have short terms — 2.78 year weighted average remaining life — High proportion of equipment lending • Stable, low-cost deposit funding base — 0.92% total deposit cost at March 31, 2023 — 27% non-interest-bearing funds — 11.6-year average current depositor relationship • Liquid and high-quality investment portfolio of $1.7 billion Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +2.08% -2.99% LOANS Fixed 2.78 yr. weighted avg. remaining life Variable Repricing within 3 months Variable Repricing greater than 3 months

43page OWNERSHIP SUMMARY Institutional 10,769,752 43.6% Insiders 7,847,343 31.8% Retail/Other 5,325,251 21.6% 1st Source ESOP 753,206 3.0% Total Shares Outstanding(1) 24,695,552 100.0% Institution (Top 10 Institutions) Shares % of Total Dimensional Fund Advisors LP 1,654,221 6.7% BlackRock Inc. 1,462,501 5.9% Vanguard Group Inc. 814,950 3.3% AllianceBernstein LP 758,615 3.1% Wellington Management Group LLP 647,038 2.6% State Street Global Advisors Inc. 497,882 2.0% Manulife Asset Management 446,793 1.8% Charles Schwab Investment Mgmt 445,854 1.8% Boston Trust Walden Co. 384,339 1.6% Geode Capital Management LLC 311,835 1.3% Top 10 Institutions(2) 7,424,028 30.1% Other 3,345,724 13.5% Total Institutional Ownership(2) 10,769,752 43.6% Institutional, 43.6% Insiders, 31.8% Retail/Other, 21.6% 1st Source ESOP, 3.0% (1) As of March 31, 2023 (2) As of December 31, 2022 or most recently reported data Source: S&P Global Market Intelligence and Company filings

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2019	2020	2021	2022	2023 YTD
(A) Loans and leases interest income (GAAP)	$ 257,738	$ 242,172	$ 234,583	$ 263,677	$ 86,657
(B) Plus: loans and leases fully tax-equivalent adjustments	375	333	319	366	103
(C) Loans and leases interest income - FTE (A+B)	258,113	242,505	234,902	264,043	86,760
(D) Average loans and leases	$ 5,000,161	$ 5,463,436	$ 5,437,817	$ 5,566,701	$ 6,036,203
(E) Annualization factor	1.00	1.00	1.00	1.00	4.06
Yield on loans and leases (GAAP) (A*E)/D	5.15%	4.43%	4.31%	4.74%	5.82%
Yield on loans and leases - FTE (C*E)/D	5.16%	4.44%	4.32%	4.74%	5.83%

Pre-Tax, Pre-Provision Income

(Dollars in thousands)	2019	2020	2021	2022	2022 YTD	2023 YTD
(A) Income before income taxes (GAAP)	$ 120,154	$ 106,341	$ 154,885	$ 156,787	$ 35,194	$ 40,418
(B) Plus: Provision (recovery of provision) for credit losses	15,833	36,001	(4,303)	13,245	2,233	3,049
(C) Pre-tax pre-provision income (A+B)	$ 135,987	$ 142,342	$ 150,582	$ 170,032	$ 37,427	$ 43,467

Calculation of Return on Average Tangible Common Equity

(Dollars in thousands)	2017	2018	2019	2020	2021	2022	2023 YTD
(A) Net income (GAAP)	$ 68,051	$ 82,414	$ 91,960	$ 81,437	$ 118,534	$ 120,509	$ 31,124
(B) Average common shareholders' equity (GAAP)	702,419	743,173	799,736	865,278	906,951	872,721	890,294
(C) Less: average goodwill and intangible assets	83,884	84,077	83,985	83,959	83,937	83,916	83,904
(D) Average tangible common shareholders' equity (B-C)	$ 618,535	$ 659,096	$ 715,751	$ 781,319	$ 823,014	$ 788,805	$ 806,390
(E) Annualization factor	1.00	1.00	1.00	1.00	1.00	1.00	4.06
Return on average common equity (GAAP) (A*E)/B	9.69%	11.09%	11.50%	9.41%	13.07%	13.81%	14.18%
Return on average tangible common equity (A*E)/D	11.00%	12.50%	12.85%	10.42%	14.40%	15.28%	15.65%

1st Source Corporation
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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Net Interest Margin

(Dollars in thousands)	2019	2020	2021	2022	2022 YTD	2023 YTD
(A) Interest income (GAAP)	$ 282,877	$ 263,031	$ 254,772	$ 293,816	$ 62,049	$ 94,456
(B) Plus: fully tax-equivalent adjustments	686	543	459	628	108	226
(C) Interest income - FTE (A+B)	283,563	263,574	255,231	294,444	62,157	94,682
(D) Interest expense (GAAP)	59,011	37,211	18,134	30,347	2,431	24,891
(E) Net interest income (GAAP) (A-D)	223,866	225,820	236,638	263,469	59,618	69,565
(F) Net interest income - FTE (C-D)	224,552	226,363	237,097	264,097	59,726	69,791
(G) Average earning assets	$ 6,104,673	$ 6,684,246	$ 7,338,639	$ 7,661,168	$ 7,620,248	$ 7,864,595
(H) Annualization factor	1.00	1.00	1.00	1.00	4.06	4.06
Net interest margin (GAAP) (E*H)/G	3.67%	3.38%	3.22%	3.44%	3.17%	3.59%
Net interest margin - FTE (F*H)/G	3.68%	3.39%	3.23%	3.45%	3.18%	3.60%

Noninterest Income

(Dollars in thousands)	2019	2020	2021	2022	2022 YTD	2023 YTD
(A) Noninterest income (GAAP)	$ 101,130	$ 103,889	$ 100,092	$ 91,262	$ 23,145	$ 23,323
(B) Less: depreciation - leased equipment	(25,128)	(20,203)	(13,694)	(10,023)	(3,015)	(2,022)
(C) Noninterest income - adjusted (A-B)	$ 76,002	$ 83,686	$ 86,398	$ 81,239	$ 20,130	$ 21,301

Noninterest Expense

(Dollars in thousands)	2019	2020	2021	2022	2022 YTD	2023 YTD
(A) Noninterest expense (GAAP)	$ 189,009	$ 187,367	$ 186,148	$ 184,699	$ 45,336	$ 49,421
(B) Less: depreciation - leased equipment	(25,128)	(20,203)	(13,694)	(10,023)	(3,015)	(2,022)
(C) Noninterest expense - adjusted (A-B)	$ 163,881	$ 167,164	$ 172,454	$ 174,676	$ 42,321	$ 47,399

1st Source Corporation

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Efficiency Ratio

(Dollars in thousands)		2019	2020	2021	2022	2022 YTD	2023 YTD
(A)	Net interest income (GAAP)	$223,866	$ 225,820	$ 236,638	$ 263,469	$ 59,618	$ 69,565
(B)	Net interest income - FTE	224,552	226,363	237,097	264,097	59,726	69,791
(C)	Plus: noninterest income (GAAP)	101,130	103,889	100,092	91,262	23,145	23,323
(D)	Less: gains/losses on investment securities and partnership investments	(653)	(1,652)	(1,020)	(3,714)	(444)	(1,522)
(E)	Less: depreciation - leased equipment	(25,128)	(20,203)	(13,694)	(10,023)	(3,015)	(2,022)
(F)	Total net revenue (GAAP) (A+C)	324,996	329,709	336,730	354,731	82,763	92,888
(G)	Total net revenue - adjusted (B+C-D-E)	299,901	308,397	322,475	341,622	79,412	89,570
(H)	Noninterest expense (GAAP)	189,009	187,367	186,148	184,699	45,336	49,421
(E)	Less: depreciation - leased equipment	(25,128)	(20,203)	(13,694)	(10,023)	(3,015)	(2,022)
(I)	Noninterest expense - adjusted (H-E)	$163,881	$ 167,164	$ 172,454	$ 174,676	$ 42,321	$ 47,399
	Efficiency ratio (GAAP-derived) (H/F)	58.2%	56.8%	55.3%	52.1%	54.8%	53.2%
	Efficiency ratio - adjusted (I/G)	54.7%	54.2%	53.5%	51.1%	53.3%	52.9%

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)		2019	2020	2021	2022	2023 YTD
(A)	Total common shareholders' equity (GAAP)	$ 828,277	$ 886,845	$ 916,255	$ 864,068	$ 909,159
(B)	Less: goodwill and intangible assets	(83,971)	(83,948)	(83,926)	(83,907)	(83,901)
(C)	Total tangible common shareholders' equity (A-B)	744,306	802,897	832,329	780,161	825,258
(D)	Total assets (GAAP)	6,622,776	7,316,411	8,096,289	8,339,416	8,329,803
(B)	Less: goodwill and intangible assets	(83,971)	(83,948)	(83,926)	(83,907)	(83,901)
(E)	Total tangible assets (D-B)	$6,538,805	$7,232,463	$8,012,363	$8,255,509	$8,245,902
	Common equity-to-assets ratio (GAAP-derived) (A/D)	12.51%	12.12%	11.32%	10.36%	10.91%
	Tangible common equity-to-tangible assets ratio (C/E)	11.38%	11.10%	10.39%	9.45%	10.01%

1st Source Corporation

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47page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2016 2017 2018 2019 2020 2021 2022 2023 YTD (A) Total common shareholders' equity (GAAP) 672,650$ 718,537$ 762,082$ 828,277$ 886,845$ 916,255$ 864,068$ 909,159$ (B) Less: goodwill and intangible assets (84,102) (83,742) (83,998) (83,971) (83,948) (83,926) (83,907) (83,901) (C) Total tangible common shareholders' equity (A-B) 588,548$ 634,795$ 678,084$ 744,306$ 802,897$ 832,329$ 780,161$ 825,258$ (D) Actual common shares outstanding 25,875,765 25,936,764 25,783,728 25,509,474 25,389,117 24,739,512 24,662,286 24,695,552 Book value per common share (GAAP-derived) (A/D)*1000 26.00$ 27.70$ 29.56$ 32.47$ 34.93$ 37.04$ 35.04$ 36.81$ Tangible common book value per share (C/D)*1000 22.75$ 24.47$ 26.30$ 29.18$ 31.62$ 33.64$ 31.63$ 33.42$